BLACKROCK ETF TRUST

BlackRock U.S. Carbon Transition Readiness ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 19, 2022, to the Statement of Additional Information (“SAI”)

of the Funds, dated November 26, 2021, as supplemented to date

Effective August 10, 2022, the following changes are made to the Funds’ SAI:

The section entitled “Investment Advisory, Administrative and Distribution Services — Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Portfolio Managers. As of July 31, 2021, the individuals named as Portfolio Managers in the Funds’ Prospectus were also primarily responsible for the day-to-day management of other BlackRock funds and certain other types of portfolios and/or accounts as follows:

Jonathan Adams

Types of Accounts	Number	Total Assets
Registered Investment Companies	0	0
Other Pooled Investment Vehicles	4	$7.09 Billion
Other Accounts	14	$8.59 Billion

Suzanne Ly, CFA, FRM*

Types of Accounts	Number	Total Assets
Registered Investment Companies	0	0
Other Pooled Investment Vehicles	13	$12.11 Billion
Other Accounts	13	$22.86 Billion

*	Information provided as of July 31, 2022.

The fourth paragraph is deleted in its entirety and replaced with the following:

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of July 31, 2021:

Jonathan Adams

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	0
Other Pooled Investment Vehicles	0	$0
Other Accounts	0	$0

Suzanne Ly, CFA, FRM*

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	$0
Other Accounts	0	$0

*	Information provided as of July 31, 2022.

The fifth paragraph is deleted in its entirety and replaced with the following:

The discussion below describes Jonathan Adams’ compensation as of July 31, 2021 and Suzanne Ly’s compensation as of July 31, 2022.

The last sentence of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Mr. Adams and Ms. Ly is not measured against a specific benchmark.

The last paragraph of the sub-section entitled “Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

As of July 31, 2021 with respect to Jonathan Adams and July 31, 2022 with respect to Suzanne Ly, the Portfolio Managers did not beneficially own shares of the Funds.

Shareholders should retain this Supplement for future reference.

SAI-CARB-0822SUP

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